Exhibit 99

Chemed Reports Third-Quarter 2012 Results

CINCINNATI--(BUSINESS WIRE)--October 29, 2012--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation’s largest provider of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its third quarter ended September 30, 2012, versus the comparable prior-year period, as follows:

Consolidated operating results:

  Revenue increased 3.8% to $354 million
  GAAP Diluted EPS increased 2.9% to $1.07
  Adjusted Diluted EPS increased 6.7% to $1.28

VITAS segment operating results:

  Net Patient Revenue of $268 million, an increase of 5.9%
  Average Daily Census (ADC) of 14,277, an increase of 4.5%
  Admissions of 15,539, an increase of 4.4%
  Net Income of $21.9 million, an increase of 4.6%
  Adjusted EBITDA of $39.8 million, an increase of 5.2%
  Adjusted EBITDA margin of 14.8%, a decrease of 11 basis points

Roto-Rooter segment operating results:

  Revenue of $86.4 million, a decrease of 2.4%
  Unit-for-unit job count of 157,815, a decrease of 3.0%
  Net Income of $6.1 million, a decrease of 23.3%
  Adjusted EBITDA of $12.7 million, a decrease of 15.3%
  Adjusted EBITDA margin of 14.7%, a decrease of 223 basis points

VITAS

Net revenue for VITAS was $268 million in the third quarter of 2012, which is an increase of 5.9% over the prior-year period. This revenue growth was the result of increased ADC of 4.5%, driven by an increase in admissions of 4.4%, increased discharges of 4.5% and Medicare price increases of approximately 2.5%. Revenue growth was partially offset by mix shift between routine home care and high acuity care.

Average revenue per patient per day in the quarter, excluding the impact of Medicare Cap, was $204.03, which is 1.5% above the prior-year period. Routine home care reimbursement and high acuity care averaged $162.90 and $706.19, respectively, per patient per day in the third quarter of 2012. During the quarter, high acuity days of care were 7.57% of total days of care, 15 basis points lower than the prior-year quarter.

VITAS did not incur any Medicare Cap billing limitations in the third quarter of 2012. The Medicare Cap 2012 fiscal year is based upon Medicare admissions from September 29, 2011, through September 28, 2012, and is compared to Medicare hospice billings from November 1, 2011, through October 31, 2012. Based upon admissions during this period, VITAS estimates there will not be any billing limitations for the 2012 Medicare Cap fiscal year.

Of VITAS’ 35 unique Medicare provider numbers, 29 provider numbers have a Medicare Cap cushion of 10% or greater during the 2012 Medicare Cap year; two provider numbers have a Medicare Cap cushion between 5% and 10%; and four provider numbers have a cap cushion between 0% and 5%. VITAS generated an aggregate cap cushion of $217 million during in the 2012 Medicare Cap fiscal year.

The third quarter of 2012 gross margin was 22.2%, which is equal to the gross margin in the third quarter of 2011 when you exclude the impact of Medicare Cap in the prior-year quarter.

Selling, general and administrative expense was $20.1 million in the third quarter of 2012, which is an increase of 6.3% when compared to the prior-year quarter. Adjusted EBITDA totaled $39.8 million in the quarter, an increase of 5.2% over the prior-year period. Adjusted EBITDA margin, excluding the impact from Medicare Cap, was 14.8% in the quarter which is equal to the prior year.

Roto-Rooter

Roto-Rooter’s plumbing and drain cleaning business generated sales of $86.4 million for the third quarter of 2012, a decrease of $2.1 million, or 2.4%, over the prior-year quarter. Approximately $1.0 million, or 113 basis points, of this decline is attributed to Roto-Rooter eliminating a small HVAC operation in an East Coast market. This resulted in effectively zero HVAC revenue in the third quarter of 2012.

Unit-for-unit job count in the third quarter of 2012 declined 3.0% when compared to the prior-year period. During the third quarter of 2012, total residential jobs decreased 4.8%, as residential plumbing jobs declined 4.6% and residential drain cleaning jobs decreased 4.9%, when compared to the third quarter of 2011. Residential jobs represented 69% of total job count in the quarter. Total commercial jobs increased 1.1%, with commercial plumbing/excavation job count increasing 5.6% and commercial drain cleaning declining 0.4% when compared to the prior-year quarter. The “All Other” residential and commercial job category, which represents 1.6% of aggregate job count, decreased 8.6%.

Roto-Rooter’s gross margin in the quarter was 44.3%, a 76 basis point decline when compared to the third quarter of 2011. Adjusted EBITDA in the third quarter of 2012 totaled $12.7 million, a decline of 15.3%, and the Adjusted EBITDA margin was 14.7% in the quarter, a decline of 223 basis points.

Chemed Consolidated

Chemed had total debt of $173 million at September 30, 2012. This debt is net of the discount taken as a result of convertible debt accounting requirements. Excluding this discount, aggregate debt is $187 million and is due in May 2014. Chemed’s total debt equates to less than one times trailing twelve-month adjusted EBITDA.

In March 2011 Chemed entered into a five-year Credit Agreement that consists of a $350 million revolving credit facility. The interest rate on this Credit Agreement has a floating rate that is currently LIBOR plus 175 basis points. In addition, an expansion feature is included in this Credit Agreement that provides Chemed the opportunity to increase its revolver and/or enter into term loans for an additional $150 million. At September 30, 2012, this facility had approximately $321 million of undrawn borrowing capacity after deducting $29 million for letters of credit issued to secure the Company’s workers’ compensation insurance.

Capital expenditures through September 2012 aggregated $26.5 million and compares to depreciation and amortization during the same period of $22.6 million.

During the quarter, the Company purchased 9,334 shares of Chemed stock at an aggregate cost of $586,000. The Company has $63.5 million remaining under Chemed’s previously announced share repurchase program.

Guidance for 2012

VITAS expects to achieve full-year 2012 revenue growth, prior to Medicare Cap, of 7.5% to 8.0%. Admissions in 2012 are estimated to increase approximately 4.0% to 4.5% and full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 14.5% to 15.0%. Effective October 1, 2012, Medicare increased the average hospice reimbursement rates by approximately 0.9%. Guidance assumes VITAS will incur $1.25 million of estimated Medicare contractual billing limitations for the remainder of calendar year 2012.

Roto-Rooter expects to achieve full-year 2012 revenue 2.0% below the prior year. The revenue estimate is a result of increased pricing of approximately 1.5%, a favorable mix shift to higher revenue jobs, with job count estimated to decrease 3% to 4%. Adjusted EBITDA margin for 2012 is estimated in the range of 15.8% to 16.3%.

Based upon the above, management estimates 2012 earnings per diluted share, excluding non-cash expense for stock options, the non-cash interest expense related to the accounting for convertible debt and other items not indicative of ongoing operations, will be in the range of $5.20 to $5.30. This compares to Chemed’s 2011 reported adjusted earnings per diluted share of $4.78.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Tuesday, October 30, 2012, to discuss the Company's quarterly results and to provide an update on its business. The dial-in number for the conference call is (866) 700-0133 for U.S. and Canadian participants and (617) 213-8831 for international participants. The participant passcode is 88495350. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion. It can be accessed by dialing (888) 286-8010 for U.S. and Canadian callers and (617) 801-6888 for international callers and will be available for one week following the live call. The replay passcode is 32895198. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to approximately 14,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in Indonesia, Singapore, Japan, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Service revenues and sales	$354,353	$341,439	$1,061,466	$1,005,717
Cost of services provided and goods sold	256,610	245,063	771,423	722,118
Selling, general and administrative expenses (aa)	52,955	47,618	155,892	153,696
Depreciation	6,557	6,313	19,178	18,959
Amortization	1,135	1,134	3,375	3,243
Other operating expenses (bb)	1,126	-	1,126	-
Total costs and expenses	318,383	300,128	950,994	898,016
Income from operations	35,970	41,311	110,472	107,701
Interest expense	(3,743)	(3,555)	(11,032)	(10,260)
Other income/(expense)--net (cc)	1,840	(1,935)	2,965	881
Income before income taxes	34,067	35,821	102,405	98,322
Income taxes	(13,222)	(13,934)	(39,841)	(38,048)
Net income	$20,845	$21,887	$62,564	$60,274

Earnings Per Share
Net income	$1.10	$1.06	$3.30	$2.88
Average number of shares outstanding	18,960	20,674	18,977	20,934

Diluted Earnings Per Share
Net income	$1.07	$1.04	$3.23	$2.82
Average number of shares outstanding	19,404	21,055	19,382	21,400

(aa)	Selling, general and administrative ("SG&A") expenses comprise (in thousands):
	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
SG&A expenses before long-term incentive compensation and the impact of market gains and losses of deferred compensation plans	$51,379	$49,629	$153,131	$149,888
Market value gains/(losses) related to assets held in deferred compensation trusts	1,576	(2,011)	2,761	796
Long-term incentive compensation	-	-	-	3,012
Total SG&A expenses	$52,955	$47,618	$155,892	$153,696

(bb) Other operating expenses comprise severance and other costs related to closing Roto-Rooter's HVAC business in the third quarter of 2012.

(cc) Other income/(expense)--net comprises (in thousands):
	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Market value gains/(losses) related to assets held in deferred compensation trusts	$1,576	$(2,011)	$2,761	$796
Interest income	291	74	401	197
Loss on disposal of property and equipment	(80)	(79)	(228)	(68)
Other	53	81	31	(44)
Total other income--net	$1,840	$(1,935)	$2,965	$881

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

	September 30,
	2012	2011
Assets
Current assets
Cash and cash equivalents	$69,296	$21,342
Accounts receivable less allowances	101,152	112,721
Inventories	7,639	8,888
Current deferred income taxes	14,118	14,850
Prepaid income taxes	3,044	764
Prepaid expenses	9,855	10,031
Total current assets	205,104	168,596
Investments of deferred compensation plans held in trust	35,053	31,339
Properties and equipment, at cost less accumulated depreciation	90,135	83,484
Identifiable intangible assets less accumulated amortization	57,507	58,644
Goodwill	465,861	460,747
Other assets	11,127	12,246
Total Assets	$864,787	$815,056

Liabilities
Current liabilities
Accounts payable	$44,056	$59,186
Income taxes	1,496	8,267
Accrued insurance	39,518	35,655
Accrued compensation	44,117	40,376
Other current liabilities	18,494	17,308
Total current liabilities	147,681	160,792
Deferred income taxes	24,264	23,262
Long-term debt	172,812	164,841
Deferred compensation liabilities	34,626	30,267
Other liabilities	10,779	9,559
Total Liabilities	390,162	388,721

Stockholders' Equity
Capital stock	31,451	30,913
Paid-in capital	428,232	394,822
Retained earnings	599,680	524,197
Treasury stock, at cost	(586,744)	(525,555)
Deferred compensation payable in Company stock	2,006	1,958
Total Stockholders' Equity	474,625	426,335
Total Liabilities and Stockholders' Equity	$864,787	$815,056

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)(unaudited)

	Nine Months Ended September 30,
	2012	2011
Cash Flows from Operating Activities
Net income	$62,564	$60,274
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	22,553	22,202
Provision for uncollectible accounts receivable	7,303	6,640
Provision for deferred income taxes	(6,808)	(1,608)
Stock option expense	6,709	6,903
Amortization of discount on convertible notes	6,028	5,633
Noncash long-term incentive compensation	-	2,595
Changes in operating assets and liabilities, excluding amounts acquired in business combinations:
Increase in accounts receivable	(30,409)	(5,991)
Decrease/(increase) in inventories	1,029	(1,160)
Decrease in prepaid expenses	1,554	254
Increase in accounts payable and other current liabilities	4,454	2,654
Increase in income taxes	1,292	12,253
Increase in other assets	(3,944)	(3,811)
Increase in other liabilities	6,648	3,567
Excess tax benefit on share-based compensation	(2,714)	(3,368)
Other sources	1,078	899
Net cash provided by operating activities	77,337	107,936
Cash Flows from Investing Activities
Capital expenditures	(26,489)	(23,459)
Business combinations, net of cash acquired	(5,900)	(3,689)
Other uses	528	(829)
Net cash used by investing activities	(31,861)	(27,977)
Cash Flows from Financing Activities
Purchases of treasury stock	(15,047)	(110,288)
Proceeds from issuance of capital stock	10,483	7,979
Dividends paid	(9,641)	(9,393)
Increase/(decrease) in cash overdrafts payable	(3,299)	2,297
Excess tax benefit on share-based compensation	2,714	3,368
Debt issuances costs	-	(2,723)
Other sources	529	226
Net cash used by financing activities	(14,261)	(108,534)
Increase/(Decrease) in Cash and Cash Equivalents	31,215	(28,575)
Cash and cash equivalents at beginning of year	38,081	49,917
Cash and cash equivalents at end of period	$69,296	$21,342

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2012 AND 2011
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2012
Service revenues and sales	$267,990	$86,363	$-	$354,353
Cost of services provided and goods sold	208,473	48,137	-	256,610
Selling, general and administrative expenses (a)	20,148	25,350	7,457	52,955
Depreciation	4,333	2,093	131	6,557
Amortization	489	160	486	1,135
Other operating expenses (a)	-	1,126	-	1,126
Total costs and expenses	233,443	76,866	8,074	318,383
Income/(loss) from operations	34,547	9,497	(8,074)	35,970
Interest expense (a)	(62)	(150)	(3,531)	(3,743)
Intercompany interest income/(expense)	795	396	(1,191)	-
Other income/(expense)—net	176	63	1,601	1,840
Income/(loss) before income taxes	35,456	9,806	(11,195)	34,067
Income taxes (a)	(13,516)	(3,661)	3,955	(13,222)
Net income/(loss)	$21,940	$6,145	$(7,240)	$20,845

2011
Service revenues and sales	$252,944	$88,495	$-	$341,439
Cost of services provided and goods sold	196,407	48,656	-	245,063
Selling, general and administrative expenses (b)	18,945	25,057	3,616	47,618
Depreciation	4,123	2,058	132	6,313
Amortization	510	156	468	1,134
Total costs and expenses	219,985	75,927	4,216	300,128
Income/(loss) from operations	32,959	12,568	(4,216)	41,311
Interest expense (b)	(62)	(132)	(3,361)	(3,555)
Intercompany interest income/(expense)	834	451	(1,285)	-
Other income/(expense)—net	62	(7)	(1,990)	(1,935)
Income/(loss) before income taxes	33,793	12,880	(10,852)	35,821
Income taxes (b)	(12,823)	(4,864)	3,753	(13,934)
Net income/(loss)	$20,970	$8,016	$(7,099)	$21,887

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 AND 2011
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2012
Service revenues and sales	$794,050	$267,416	$-	$1,061,466
Cost of services provided and goods sold	621,933	149,490	-	771,423
Selling, general and administrative expenses (a)	60,367	75,875	19,650	155,892
Depreciation	12,521	6,264	393	19,178
Amortization	1,467	471	1,437	3,375
Other operating expenses (a)	-	1,126	-	1,126
Total costs and expenses	696,288	233,226	21,480	950,994
Income/(loss) from operations	97,762	34,190	(21,480)	110,472
Interest expense (a)	(188)	(364)	(10,480)	(11,032)
Intercompany interest income/(expense)	2,361	1,221	(3,582)	-
Other income/(expense)—net	144	9	2,812	2,965
Income/(loss) before income taxes	100,079	35,056	(32,730)	102,405
Income taxes (a)	(38,080)	(13,341)	11,580	(39,841)
Net income/(loss)	$61,999	$21,715	$(21,150)	$62,564

2011
Service revenues and sales	$731,712	$274,005	$-	$1,005,717
Cost of services provided and goods sold	570,648	151,470	-	722,118
Selling, general and administrative expenses (b)	57,392	76,181	20,123	153,696
Depreciation	12,489	6,067	403	18,959
Amortization	1,513	443	1,287	3,243
Total costs and expenses	642,042	234,161	21,813	898,016
Income/(loss) from operations	89,670	39,844	(21,813)	107,701
Interest expense (b)	(172)	(274)	(9,814)	(10,260)
Intercompany interest income/(expense)	3,263	1,742	(5,005)	-
Other income/(expense)—net	3	(2)	880	881
Income/(loss) before income taxes	92,764	41,310	(35,752)	98,322
Income taxes (b)	(35,080)	(15,692)	12,724	(38,048)
Net income/(loss)	$57,684	$25,618	$(23,028)	$60,274

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2012 AND 2011
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2012
Net income/(loss)	$21,940	$6,145	$(7,240)	$20,845
Add/(deduct):
Interest expense	62	150	3,531	3,743
Income taxes	13,516	3,661	(3,955)	13,222
Depreciation	4,333	2,093	131	6,557
Amortization	489	160	486	1,135
EBITDA	40,340	12,209	(7,047)	45,502
Add/(deduct):
Intercompany interest expense/(income)	(795)	(396)	1,191	-
Interest income	(256)	(12)	(23)	(291)
Legal expenses of OIG investigation	483	-	-	483
Acquisition expenses	2	85	-	87
Cost to shut down HVAC operations	-	1,126	-	1,126
Advertising cost adjustment (c)	-	(468)	-	(468)
Expenses of class action litigation	-	116	-	116
Stock option expense	-	-	2,397	2,397
Expenses of securities litigation	-	-	68	68
Adjusted EBITDA	$39,774	$12,660	$(3,414)	$49,020

2011
Net income/(loss)	$20,970	$8,016	$(7,099)	$21,887
Add/(deduct):
Interest expense	62	132	3,361	3,555
Income taxes	12,823	4,864	(3,753)	13,934
Depreciation	4,123	2,058	132	6,313
Amortization	510	156	468	1,134
EBITDA	38,488	15,226	(6,891)	46,823
Add/(deduct):
Intercompany interest expense/(income)	(834)	(451)	1,285	-
Interest income	(43)	(12)	(19)	(74)
Legal expenses of OIG investigation	212	-	-	212
Acquisition expenses	2	-	-	2
Advertising cost adjustment (c)	-	(585)	-	(585)
Expenses of class action litigation	-	770	-	770
Stock option expense	-	-	2,408	2,408
Adjusted EBITDA	$37,825	$14,948	$(3,217)	$49,556

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012 AND 2011
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2012
Net income/(loss)	$61,999	$21,715	$(21,150)	$62,564
Add/(deduct):
Interest expense	188	364	10,480	11,032
Income taxes	38,080	13,341	(11,580)	39,841
Depreciation	12,521	6,264	393	19,178
Amortization	1,467	471	1,437	3,375
EBITDA	114,255	42,155	(20,420)	135,990
Add/(deduct):
Intercompany interest expense/(income)	(2,361)	(1,221)	3,582	-
Interest income	(328)	(22)	(51)	(401)
Legal expenses of OIG investigation	749	-	-	749
Acquisition expenses	2	120	-	122
Cost to shut down HVAC operations	-	1,126	-	1,126
Expenses of class action litigation	-	843	-	843
Advertising cost adjustment (c)	-	(1,870)	-	(1,870)
Stock option expense	-	-	6,709	6,709
Expenses of securities litigation	-	-	265	265
Adjusted EBITDA	$112,317	$41,131	$(9,915)	$143,533

2011
Net income/(loss)	$57,684	$25,618	$(23,028)	$60,274
Add/(deduct):
Interest expense	172	274	9,814	10,260
Income taxes	35,080	15,692	(12,724)	38,048
Depreciation	12,489	6,067	403	18,959
Amortization	1,513	443	1,287	3,243
EBITDA	106,938	48,094	(24,248)	130,784
Add/(deduct):
Intercompany interest expense/(income)	(3,263)	(1,742)	5,005	-
Interest income	(86)	(28)	(83)	(197)
Legal expenses of OIG investigation	1,209	-	-	1,209
Acquisition expenses	117	(6)	-	111
Expenses of class action litigation	-	1,451	-	1,451
Advertising cost adjustment (c)	-	(1,442)	-	(1,442)
Stock option expense	-	-	6,903	6,903
Long-term incentive compensation	-	-	3,012	3,012
Adjusted EBITDA	$104,915	$46,327	$(9,411)	$141,831

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Net income as reported	$20,845	$21,887	$62,564	$60,274

Add/(deduct) impact of:
After-tax stock option expense	1,516	1,523	4,243	4,366
After-tax additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	1,272	1,177	3,744	3,464
After-tax cost to shut down HVAC operations	649	-	649	-
After-tax cost of legal expenses of OIG investigation	300	131	465	749
After-tax cost of expenses of class action litigation	70	467	512	881
After-tax cost of acquisition expenses	53	2	74	69
After-tax cost of securities litigation	44	-	168	-
After-tax long-term incentive compensation	-	-	-	1,880

Adjusted net income	$24,749	$25,187	$72,419	$71,683

Earnings Per Share As Reported
Net income	$1.10	$1.06	$3.30	$2.88
Average number of shares outstanding	18,960	20,674	18,977	20,934
Diluted Earnings Per Share As Reported
Net income	$1.07	$1.04	$3.23	$2.82
Average number of shares outstanding	19,404	21,055	19,382	21,400

Adjusted Earnings Per Share
Net income	$1.31	$1.22	$3.82	$3.42
Average number of shares outstanding	18,960	20,674	18,977	20,934
Adjusted Diluted Earnings Per Share
Net income	$1.28	$1.20	$3.74	$3.35
Average number of shares outstanding	19,404	21,055	19,382	21,400

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
OPERATING STATISTICS	2012	2011	2012	2011
Net revenue ($000) (d)
Homecare	$197,764	$184,155	$577,511	$529,874
Inpatient	28,082	28,292	86,481	82,861
Continuous care	42,144	40,113	127,481	117,950
Total before Medicare cap allowance	$267,990	$252,560	$791,473	$730,685
Medicare cap allowance	-	384	2,577	1,027
Total	$267,990	$252,944	$794,050	$731,712
Net revenue as a percent of total before Medicare cap allowance
Homecare	73.8%	72.9%	73.0%	72.5%
Inpatient	10.5	11.2	10.9	11.3
Continuous care	15.7	15.9	16.1	16.2
Total before Medicare cap allowance	100.0	100.0	100.0	100.0
Medicare cap allowance	-	0.2	0.3	0.1
Total	100.0%	100.2%	100.3%	100.1%
Average daily census ("ADC") (days)
Homecare	10,123	9,485	9,904	9,185
Nursing home	3,073	3,118	3,031	3,062
Routine homecare	13,196	12,603	12,935	12,247
Inpatient	460	456	466	451
Continuous care	621	599	630	601
Total	14,277	13,658	14,031	13,299

Total Admissions	15,539	14,879	47,773	45,971
Total Discharges	15,340	14,682	47,064	45,104
Average length of stay (days)	78.5	80.1	78.3	78.7
Median length of stay (days)	15.0	15.0	15.0	14.0
ADC by major diagnosis
Neurological	33.9%	34.3%	34.1%	34.4%
Cancer	17.3	17.5	17.6	17.7
Cardio	11.2	11.3	11.4	11.6
Respiratory	6.7	6.6	6.7	6.8
Other	30.9	30.3	30.2	29.5
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Neurological	19.3%	19.0%	19.3%	19.3%
Cancer	34.0	34.7	33.3	33.1
Cardio	10.5	10.4	11.1	10.9
Respiratory	7.4	7.8	8.1	8.5
Other	28.8	28.1	28.2	28.2
Total	100.0%	100.0%	100.0%	100.0%
Direct patient care margins (e)
Routine homecare	52.5%	52.4%	51.8%	52.0%
Inpatient	9.2	12.4	12.0	12.9
Continuous care	19.0	20.7	19.6	20.5
Homecare margin drivers (dollars per patient day)
Labor costs	$54.69	$53.13	$55.64	$53.88
Drug costs	8.11	8.26	8.25	8.14
Home medical equipment	7.03	6.64	6.88	6.65
Medical supplies	2.77	2.81	2.77	2.80
Inpatient margin drivers (dollars per patient day)
Labor costs	$326.95	$312.72	$320.79	$310.25
Continuous care margin drivers (dollars per patient day)
Labor costs	$575.21	$555.63	$571.56	$550.09
Bad debt expense as a percent of revenues	0.8%	0.8%	0.8%	0.7%
Accounts receivable --
Days of revenue outstanding- excluding unapplied Medicare payments	35.4	38.9	n.a.	n.a.
Days of revenue outstanding- including unapplied Medicare payments	27.9	34.6	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2012 AND 2011
(unaudited)

(a)	Included in the results of operations 2012 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended September 30, 2012
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Legal expenses of OIG investigation	$(483)	$-	$-	$(483)
	Acquisition expenses	(2)	(85)	-	(87)
	Expenses of class action litigation	-	(116)	-	(116)
	Stock option expense	-	-	(2,397)	(2,397)
	Expenses of securities litigation	-	-	(68)	(68)
	Other operating expenses	-	(1,126)	-	(1,126)
	Interest expense:
	Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	-	(2,011)	(2,011)
	Pretax impact on earnings	(485)	(1,327)	(4,476)	(6,288)
	Income tax benefit on the above	184	556	1,644	2,384
	After-tax impact on earnings	$(301)	$(771)	$(2,832)	$(3,904)

		Nine Months Ended September 30, 2012
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Legal expenses of OIG investigation	$(749)	$-	$-	$(749)
	Acquisition expenses	(2)	(120)	-	(122)
	Expenses of class action litigation	-	(843)	-	(843)
	Stock option expense	-	-	(6,709)	(6,709)
	Expenses of securities litigation	-	-	(265)	(265)
	Other operating expenses	-	(1,126)	-	(1,126)
	Interest expense:
	Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	-	(5,919)	(5,919)
	Pretax impact on earnings	(751)	(2,089)	(12,893)	(15,733)
	Income tax benefit on the above	285	855	4,738	5,878
	After-tax impact on earnings	$(466)	$(1,234)	$(8,155)	$(9,855)

(b)	Included in the results of operations 2011 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended September 30, 2011
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Legal expenses of OIG investigation	$(212)	$-	$-	$(212)
	Acquisition expenses	(2)	-	-	(2)
	Expenses of class action litigation	-	(770)	-	(770)
	Stock option expense	-	-	(2,408)	(2,408)
	Interest expense:
	Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	-	(1,861)	(1,861)
	Pretax impact on earnings	(214)	(770)	(4,269)	(5,253)
	Income tax benefit on the above	81	303	1,569	1,953
	After-tax impact on earnings	$(133)	$(467)	$(2,700)	$(3,300)

		Nine Months Ended September 30, 2011
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Legal expenses of OIG investigation	$(1,209)	$-	$-	$(1,209)
	Acquisition expenses	(117)	6	-	(111)
	Expenses of class action litigation	-	(1,451)	-	(1,451)
	Stock option expense	-	-	(6,903)	(6,903)
	Long-term incentive compensation	-	-	(3,012)	(3,012)
	Interest expense:
	Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	-	(5,476)	(5,476)
	Pretax impact on earnings	(1,326)	(1,445)	(15,391)	(18,162)
	Income tax benefit on the above	504	568	5,681	6,753
	After-tax impact on earnings	$(822)	$(877)	$(9,710)	$(11,409)

(c)

Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the third quarters of 2012 and 2011, GAAP advertising expense for Roto-Rooter totaled $5,784,000 and $5,239,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the third quarters of 2012 and 2011 would total $6,252,000 and $5,824,000, respectively.

Similarly, for the first nine months of 2012 and 2011, GAAP advertising expense for Roto-Rooter totaled $16,678,000 and $16,461,00, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the first nine months of 2012 and 2011 would total $18,548,000 and $17,903,000, respectively.

(d)

VITAS has 8 large (greater than 450 ADC), 16 medium (greater than 200 but less than 450 ADC) and 27 small (less than 200 ADC) hospice programs. For the current Medicare cap year there are no programs with a cap liability and six programs with Medicare cap cushion of less than 10%.

(e)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

CONTACT:
Chemed Corporation
David P. Williams, 513-762-6901